UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2009

PORTLAND GENERAL ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Oregon	1-5532-99	93-0256820
(State or other jurisdiction o f incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

121 SW Salmon Street, Portland, Oregon 97204

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 13, 2009, Portland General Electric Company (PGE or the Company) entered into an Underwriting Agreement by and among the Company and Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters, in connection with the public offering and sale by PGE of $300 million aggregate principal amount of the Company’s First Mortgage Bonds, 6.10% Series due 2019. The bonds will be sold in an underwritten public offering pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-143472) (Registration Statement), filed with the Securities and Exchange Commission on June 1, 2007, and the related prospectus dated June 1, 2007 and prospectus supplement dated April 13, 2009. The closing of the offering is expected to take place on April 16, 2009, subject to satisfaction of customary closing conditions.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

The Bonds will be issued under PGE’s Indenture of Mortgage and Deed of Trust, dated July 1, 1945, between PGE and HSBC Bank USA, National Association (formerly The Marine Midland Trust Company of New York) in its capacity as trustee, as amended and supplemented to date and from time to time, including the Company’s Sixty-second Supplemental Indenture dated April 1, 2009. The Bonds will be redeemable at the option of PGE at the designated “make-whole” redemption price as described in the Sixty-second Supplemental Indenture.

In connection with the offering described above, the Company is filing Exhibits 1.1, 5.1 and 23.1 as part of this Current Report on Form 8-K, which exhibits are incorporated by reference in their entirety into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated April 13, 2009, by and among Portland General Electric Company and Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters.

5.1	Opinion of Stoel Rives LLP, acting as counsel to Portland General Electric Company, with respect to the legality of the First Mortgage Bonds being issued.

23.1	Consent of Stoel Rives LLP, acting as counsel to Portland General Electric Company (included in Exhibit 5.1 attached hereto).

Information Regarding Forward-Looking Statements

This current report includes forward-looking statements. Portland General Electric Company based these forward-looking statements on its current expectations about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements. The Company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties included in the Company’s most recent Annual Report on Form 10-K and the Company’s reports on Forms 10-Q and 8-K filed with the United States Securities and Exchange Commission, including Management’s Discussion and Analysis of Financial Condition and Results of Operation and the risks described therein from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY (Registrant)

Date:	April 13, 2009	By:	/s/ Maria M. Pope
Maria M. Pope Senior Vice President, Chief Financial Officer and Treasurer